Mineral Royalty Interest	6 Months Ended
Jun. 30, 2020
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Mineral Royalty Interest
13.	Mineral Royalty Interest
The Company has a 0.5% net smelter return royalty interest (the “Royalty”) in the Metates properties located in Mexico from Chesapeake Gold Corp. (“Chesapeake”) for the life of mine. The carrying cost of the Royalty is $3 million. The Company also has a right of first refusal on any silver streaming, royalty or any other transaction on the Metates properties.
To date, no revenue has been recognized and no depletion has been taken with respect to this royalty agreement.